Exhibit 99.2
Fourth Quarter and Full Year 2008 Financial Results February 4, 2009

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the availability of loans and fluctuations in the credit markets; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; changes in federal energy policies; demand for oil and gas; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.

Maximize and Grow Long-Term Shareholder Value Entitlement and Development of Real Estate Continued reductions in development reflective of housing market decline Realization of Value from Natural Resources Increased leasing activity and production volume Accelerated Growth through Strategic and Disciplined Investment in Real Estate No new real estate project acquisitions Our Focus: Maximizing Long-Term Shareholder Value - Cash Flow - Balance Sheet

2008 Real Estate Value Creation Developed and Under Development Sold 1,060 residential lots - $48,500 / lot Sold 120 commercial acres - $232,400 / acre Invested $34.9 million in Cibolo Canyons mixed-use development located in San Antonio, Texas Entitlement Entitled five projects with over 2,500 acres, representing over 1,050 residential lots and 580 commercial acres Entitling 25 projects representing over 33,700 acres Actively pursuing entitlement on an additional 7,300 acres Undeveloped Sold over 6,000 acres - $4,800 / acre Note: Includes 100% of venture activity Value

Cibolo Canyons Residential 1,747 lots - 537 sold* Multiple builders 1st and 2nd move-up, custom Empty nester / active adult, condo Commercial 145 acres - 64 sold* Multi-family and retail Resort and Golf Course JW Marriot's Largest Resort 1,002 rooms 140,000 sq. ft. meeting space 42,000 sq. ft. clubhouse 26,000 sq. ft. spa Two TPC championship golf courses Project Economics Forestar contributes 700 acres + $38 million Economic development agreement includes Receipt of 9% hotel room revenues and 1.5% sales tax from resort through 2034 Utility district reimbursements ($49.5 million submitted at YE 2008) *Lot and acre sales as of 4th Qtr 2008

2008 Mineral Resources Value Creation Royalty Interest Generated royalties: 1,363 mmcf of natural gas - $11.9 million Generated royalties: 88,000 barrels of oil - $9.4 million Leased Leased 61,500 acres - $24.9 million Optioned 17,000 acres - $1.6 million Delay rental payments - $2.0 million Available for Lease Marketing for lease / exploration - 476,000 acres Note: Includes 100% of venture activity New minerals team has extensive experience and a proven track record of creating value through mineral leasing, royalties and additional participation in production revenues Value

2008 Fiber Resources Value Creation Sawtimber Harvesting 162,850 tons of sawtimber - $19.51 / ton - approximately 75% chip-n-saw Maximize and grow sawtimber values by reducing harvest levels given current market prices Pulpwood Harvesting 917,000 tons of pulpwood - $8.52 / ton Timber Assets Growing fiber on 340,000 acres Leased over 296,000 acres for recreational purposes Value

Fourth Quarter and Full Year 2008 Results ($ in Millions, except per share data) 4th Qtr 2008 4th Qtr 2007 Full Year 2008 Full Year 2007 Net Income $1.7 $0.1 $12.0 $24.8 Diluted EPS $0.05 - $0.33 $0.70 Full year 2008 average diluted shares outstanding were 35.9 million

Segment Earnings Real estate segment earnings negatively impacted by impairment expense of $3.3 million in 4th Qtr. 2008 and $3.9 million in 4th Qtr. 2007 2008 Mineral Resources segment earnings include $24.9 million in bonus payments associated with leasing over 61,500 net mineral acres ($ in Millions) 4th Qtr 2008 4th Qtr 2007 Full Year 2008 Full Year 2007 Real Estate $3.0 ($0.2) $9.1 $39.5 Mineral Resources 6.1 3.7 44.1 18.6 Fiber Resources 2.7 3.8 8.9 7.9 Total $11.8 $7.3 $62.1 $66.0

4th Qtr 2008 Pipeline Status and Key Performance Indicators

Real Estate Pipeline - 4th Qtr 2008 Real Estate Undeveloped In Entitlement Process Entitled Developed and Under Development Total Acres* Undeveloped Land Owned 307,996 314,873 Ventures 6,877 314,873 Residential Owned 28,578 7,939 753 44,249 Ventures 1,080 4,641 1,258 44,249 Commercial Owned 4,062 1,002 494 6,334 Ventures - 520 256 6,334 Total Acres 314,873 33,720 14,102 2,761 365,456 Estimated Residential Lots Estimated Residential Lots Estimated Residential Lots 25,488 4,421 29,909 Note: Estimated acres and lots may vary *Excludes Forestar's 58% ownership interest in the Ironstob Venture which controls over 16,000 acres of undeveloped land in Georgia

Real Estate Segment KPI's 4th Qtr 2008 4th Qtr 2007 Full Year 2008 Full Year 2007 Residential Lot Sales * Lots Sold 259 309 1,060 1,707 Average Price / Lot $37,600 $45,900 $48,500 $52,900 Gross Profit / Lot $9,200 $12,600 $15,300 $19,400 Commercial Tract Sales * Acres Sold 28 23 120 198 Average Price / Acre $265,900 $390,600 $232,400 $261,200 Land Sales * Acres Sold 2,436 693 6,063 2,617 Average Price / Acre $4,600 $5,900 $4,800 $6,700 Segment Revenues ($ in Millions) $25.4 $27.5 $98.9 $142.7 Segment Earnings ($ in Millions) $3.0 ($0.2) $9.1 $39.5 * Includes 100% of joint venture activity

Residential Lot Sales Activity Historical residential lot sales activity have been principally located in major markets of Texas, resulting in steadily improving residential lot prices since 2004 * Excludes bulk sale of 117 lots at Parks of Deer Creek project located near Fort Worth, Texas during 2008 2004 2005 2006 2007 2008 Average Lot Price 43500 45200 48200 52853 53200 2004 2005 2006 2007 2008 Texas Market 2118 2514 2509 1579 917 Other Markets 723 1079 1030 128 26 Total Residential Lots Sold* Average Residential Lot Price* * *

2008 Undeveloped Land Sales Louisiana Georgia Alabama Texas Georgia - Ironstob Georgia - TEMCO 6,000 Acres - $4,800 per Acre - $29 Million

Enhanced Retail Land Sales Website Updated retail land sales website launched February 2, 2009 landforsale.forestargroup.com Website Attributes User-Friendly Navigation Seven property categories from homepage Advanced Search Capabilities Search/sort by location, property type and features, size, price Extensive Property Information Interactive Visitor registration, email updates, and email friends Synergistic Links to other Forestar sites

Entitlement Performance Note: Acres and lots are estimates and may vary Atlanta, GA Activity Entitlement Activity 17 Projects Entitled YE 2008 - 6,420 acres - 5,510 residential lots - 746 commercial acres 5 Projects Entitled in 2008 - 2,500 acres - 1,050 residential lots - 500 commercial acres 19 Projects in Entitlement YE 2008 28,060 acres currently in entitlement 5 Projects Started Entitlement in 2008 7,300 acres moved into entitlement in 2008 Ownership About 300,000 acres available (wholly-owned and ventures)

South Coweta Industrial Park Significant commercial value creation on low basis lands Industrial Park Attributes 195-Acre Commercial Development 2.0 mm sq. ft. industrial / distribution development Located Off I-85 in Coweta County, 35 Miles from Airport 35 miles north of Kia manufacturing plant in Troup County Kia plant to open 1st Qtr 2009 and employ 2,700 people CSX Railroad Frontage

Pickens School Pickens School Attributes 770 Acres Mixed-Use Development Located in Northeast Atlanta - Pickens County Entitlements Acres Use 177 Residential 414 Commercial 179 Green Space Commercial Zoned as "Highway Business" Includes office, retail, multi- family "Highway Business" zoning provides for flexibility in commercial uses

Mineral Resources Segment KPI's 4th Qtr 2008 4th Qtr 2007 Full Year 2008 Full Year 2007 Minerals Net Acres Leased 5,687 549 61,583 30,114 Avg. Bonus / Acre $300 $350 $405 $222 Natural Gas Produced (MMCF) 393.4 296.2 1,363.4 967.3 Average Price / MCF $8.65 $6.03 $8.76 $6.69 Oil Produced (Barrels) 21,413 21,438 87,895 94,909 Average Price / Barrel $90.65 $76.82 $106.66 $65.24 Segment Revenues ($ in Millions) $7.5 $4.6 $47.7 $20.8 Segment Earnings ($ in Millions) $6.1 $3.7 $44.1 $18.6

Fiber Resources Segment KPI's 4th Qtr 2008 4th Qtr 2007 Full Year 2008 Full Year 2007 Fiber Sales Tons Sold 311,900 317,100 1,079,900 1,215,500 Average Price / Ton $11.19 $10.70 $10.17 $11.29 Recreational Leases (acres) 296,300 287,200 296,300 287,200 Segment Revenues ($ in Millions) $4.1 $3.6 $13.2 $14.4 Segment Earnings ($ in Millions) $2.7 $3.8 $8.9 $7.9 4th Qtr 2007 fiber resources segment earnings include $2.2 million gain from partial termination of a timber lease with the Jones Company in connection with the formation of the Ironstob venture

2008 Year End Snapshot Real Estate 365,000 acres of low basis land owned directly or through ventures 108 total projects located in 10 states and 13 markets 25 projects, over 33,000 acres, currently in entitlement process 5 commercial & condo projects Radisson Hotel (Austin, TX) Palisades West - Commercial Office (Austin, TX) Las Brisas - Multi-family (Austin, TX) Harbor Lakes - Golf Club (Dallas, TX) Presidio at Judges Hill - Condo (Austin, TX) Natural Resources 622,000 net acres of oil and gas interests in TX, LA, AL and GA 25,000 acres held by production 121,000 acres leased 476,000 acres available for lease 340,000 acres generating fiber growth and sales 1,400,000 acres of water interest

Near Term Strategic Initiatives Generate sales across all lines of business (-) Reduce investment in development (-) Lower operating expenses ^ Increase free cash flow Our Focus: Maximizing Long-Term Shareholder Value - Cash Flow - Balance Sheet